UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2005
                                                 ----------------------------

                       RAMTRON INTERNATIONAL CORPORATION
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Delaware
-----------------------------------------------------------------------------
             (State of or other jurisdiction of incorporation)

                                  0-17739
-----------------------------------------------------------------------------
                          (Commission File Number)

                                84-0962308
-----------------------------------------------------------------------------
                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
-----------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
                                                   --------------------------

-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    Page-1

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 15, 2005, Ramtron International Corporation (the "Company") executed an Amended and Restated Loan Agreement ("Amended Loan Agreement") with Silicon Valley Bank, a subsidiary of Silicon Valley Bancshares ("Silicon Valley Bank"). The Amended Loan Agreement provides for a $3 million secured term loan facility. The Amended Loan Agreement replaces the Company's Loan and Security Agreement dated July 1, 2005, a copy of which was filed as an exhibit to the Company's Form 10-Q filed with the Securities and Exchange Commission on August 9, 2005. The Amended Loan Agreement provides for interest at a floating rate equal to the prime lending rate plus 1% per annum and a term of 36 months. The Company used funds from the term loan facility to pay the outstanding balance on its revolving line of credit with Silicon Valley Bank. Security for the Amended Loan Agreement includes all of the Company's assets except for real estate. The Company plans to draw upon term loan facility for working capital purposes as required.

On September 15, 2005, the Company entered into an Intellectual Property Security Agreement with Silicon Valley Bank that secures the Company's obligations under the Amended Loan Agreement by granting Silicon Valley Bank a security interest in all of the Company's right, title and interest in, to and under its intellectual property.

There are no material relationships between the Company and its affiliates, on the one hand, and Silicon Valley Bank, on the other.

The Company issued a press release on September 20, 2005 announcing the term loan facility under the Amended Loan Agreement. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(A) Creation of a Direct Financial Obligation

Information concerning the Company's new term loan facility under the Amended Loan Agreement is set forth in Item 1.01, which information is incorporated herein by reference.

                                    Page-2

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

         10.1 Amended and Restated Loan and Security Agreement between Ramtron International Corporation and Silicon Valley Bank, dated September 15, 2005.

         10.2   Intellectual Property Security Agreement between
                Ramtron International Corporation and Silicon Valley Bank, dated September 15, 2005.

         99.1   Press Release dated September 20, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
                                              ------------------------------
                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated September 21, 2005

                                    Page-3